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                                                                    EXHIBIT 23.1

                      CONSENT OF WEAVER AND TIDWELL, L.L.P.

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-00876, 333-101049, 333-67632, 333-32424) of
Health Fitness Corporation of our report dated December 23, 2005 relating to the financial statements of HealthCalc.Net, Inc., which appears in the Current Report on Form 8-K/A of Health Fitness Corporation dated March 2, 2006.

/s/ WEAVER AND TIDWELL, L.L.P.

Dallas, Texas
March 2, 2006